UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 17, 2022
Date of report (Date of earliest event reported)

GENPREX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38244	90-0772347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 Bee Cave Road, #650-227, Austin, TX		78746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (512) 537-7997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Information.

On August 17, 2022, Genprex, Inc. (the “Company”) entered into the First Amendment to Exclusive License Agreement (the “Amendment”) with the University of Pittsburgh – Of the Commonwealth System of Higher Education (the “University of Pittsburgh”), which amends the Exclusive License Agreement (the “License Agreement”), dated, as of February 10, 2020, between the Company and the University of Pittsburgh. Pursuant to the License Agreement, the University of Pittsburgh granted the Company a worldwide, exclusive license under certain patents and related technology, referred to collectively as the licensed technology, and a worldwide, non-exclusive license to use certain related know-how, all related to diabetes gene therapy. The Amendment extends the date by which the Company is required to file an investigational new drug application with the U.S. Food and Drug Administration or foreign equivalent for the licensed technology.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1#	First Amendment to Exclusive License Agreement, dated August 17, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Confidential portions of this exhibit were redacted pursuant to Item 601(b)(10) of Regulation S-K and Genprex, Inc. agrees to furnish supplementally to the U.S. Securities and Exchange Commission a copy of any omitted schedule and/or exhibit upon request. The confidential portions of this exhibit were omitted by means of marking such portions with asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENPREX, INC.

Date: August 19, 2022	By:	/s/ Ryan Confer
Ryan Confer
Chief Financial Officer (Principal Financial Officer)